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                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of NetMed, Inc., an Ohio corporation (the "Company") whose signature appears below hereby appoints David
J. Richards and Kenneth B. Leachman, each with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-1 (the "Registration Statement") to register under the Securities Act of 1933, as amended, a maximum of 1,500,000 authorized and unissued common shares, no par value (the "Common Stock"), of the Company (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the Common Stock of the Company generally), and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorneys-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorneys-in-fact or their substitutes may do by virtue hereof. .

         IN WITNESS WHEREOF, we have hereunto set our hands this 11th day of September, 1997.

              Signature                                                Title
     /s/David J. Richards                            President, Chief Executive Officer and Director
-------------------------------------
     David J. Richards


     /s/ John P. Kennedy                             Vice President-Business Development,
-------------------------------------                Treasurer, Assistant Secretary, and Director
     John P. Kennedy


     /s/ Kenneth B. Leachman                         Vice President - Finance and
-------------------------------------                Chief Financial Officer
     Kenneth B. Leachman


     /s/ S. Trevor Ferger                            Director
-------------------------------------
     S. Trevor Ferger


     /s/ Michael S. Blue                             Director
-------------------------------------
     Michael S. Blue, M.D.


     /s/ Cecil J. Petitti                            Director
-------------------------------------
     Cecil J. Petitti